Roadrunner Transportation Systems to Evaluate Financing Alternatives Downers Grove, IL – July 11, 2018 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics services provider, confirmed today that the company is now current with SEC filing requirements after filing on June 29, 2018, its Form 10-Q for the quarter ended March 31, 2018. The company expects to file its second quarter Form10-Q and future filings on a timely basis. The company reported positive comparable trends in its Truckload & Express Services and Ascent Global Logistics segments in the first quarter of 2018 versus the first quarter of 2017. The company expects continued positive trends in these segments in 2018. Roadrunner also expects sequential quarterly improvement in LTL operating results in the 2018 second quarter and anticipates improvements in operating trends in the second half of 2018 compared to the first half. Roadrunner also announced today that a special committee of its board of directors, consisting solely of independent directors, has been appointed to review and evaluate the company’s financing alternatives. In connection with this evaluation, the company has engaged Barclays Capital to provide financial advice regarding the company's capital structure and to provide financial advisory services in connection with the strategic development of the company's business plans. Capital raising alternatives could include a rights offering or other forms of new equity or debt capital. Roadrunner may enter into discussions with its various stakeholders as part of this evaluation. “Now that we are current with our SEC filings and have positive momentum in operating results, we are moving forward with our plans to focus on improving our capital structure. When we accepted the preferred equity investment in May 2017, the lack of financial covenants afforded us the flexibility to navigate through a very challenging period and to set the operational momentum on a positive path,” said Curt Stoelting, Chief Executive Officer of Roadrunner. Stoelting continued, “Based on our longer-term business plans and focus on driving sustainable returns on invested capital, the company expects to achieve revenue of over $2.2 billion and Adjusted EBITDA of over $100 million by the end of 2020. This represents a 2020 target for Adjusted EBITDA margin similar to the company’s restated 2015 revenue and Adjusted EBITDA of $2.0 billion and $93.6 million, respectively. We believe that the structural changes currently being implemented will make future profitability more resilient and better position the company for growth. We plan to work with Barclays to identify the optimal capital structure given our long- term business plans.”

About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On- Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than- truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the expectation to file future SEC filings on a timely basis, the positive operating trends emerging in the second quarter of 2018; the positive outlook for the remainder of 2018; the ability to improve the company’s capital structure; the projected revenue and Adjusted EBITDA for the end of 2020; and the ability to complete structural changes currently being implemented and the effect of those changes. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the risk that the company’s current financial condition could adversely impact its relationships with customers and independent contractors, as well as risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2017. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures EBITDA represents earnings before interest, taxes, depreciation and amortization. Roadrunner calculates Adjusted EBITDA as EBITDA excluding impairment and other non-cash gains and losses, other long-term incentive compensation expenses, losses from debt extinguishments, restructuring and restatements costs associated with legal matters (including the company’s internal investigation, SEC compliance and debt restructuring costs), and adjustments to contingent purchase obligations. Roadrunner uses Adjusted EBITDA as a supplemental measure in evaluating its operating performance and when determining executive incentive compensation. Roadrunner believes Adjusted EBITDA is useful to investors in evaluating its performance compared to other companies in its industry because it assists in analyzing and benchmarking the performance and value of a business. The calculation of Adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. Although Roadrunner’s management uses Adjusted EBITDA as a financial measure to assess the performance of its business compared to that of others in Roadrunner’s industry, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of Roadrunner’s results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect Roadrunner’s cash expenditures, future requirements for capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect changes in, or cash requirements for, Roadrunner’s working capital needs; • Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on Roadrunner’s debt or dividend payments on Roadrunner’s preferred stock; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements; and • Other companies in Roadrunner’s industry may calculate Adjusted EBITDA differently than Roadrunner does, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to Roadrunner to invest in the growth of the company’s business. Roadrunner compensates for these limitations by relying primarily on Roadrunner’s results of operations under GAAP. For a reconciliation of 2015 Adjusted EBITDA to net income, see the company’s Form 10-K/A for the year ended December 31, 2015, filed with the Securities and Exchange Commission on January 30, 2018. Contact: Reputation Partners Marilyn Vollrath

414-376-8834 ir@rrts.com